Exhibit 10.2

AMENDMENT NUMBER ONE TO FINANCING AGREEMENT

This AMENDMENT NUMBER ONE TO FINANCING AGREEMENT (this “Amendment”), dated as of October 18, 2004, is entered into by and among MATTRESS FIRM, INC., a Delaware corporation (the “Borrower”), MATTRESS HOLDING CORP., a Delaware corporation (“Parent”), each Subsidiary of the Parent listed as a “Guarantor” on the signature pages hereto (together with the Parent, each a “Guarantor” and collectively, jointly and severally, the “Guarantors”), the lenders from time to time party hereto (each a “Lender” and collectively, the “Lenders”), ABLECO FINANCE LLC, a Delaware limited liability company (“Ableco”), as collateral agent for the Lenders (in such capacity, together with any successor collateral agent, the “Collateral Agent”), and Abelco as administrative agent, the “Administrative Agent” and together with the Collateral Agent, each an “Agent” and collectively, the “Agents”).

W I T N E S S E T H

WHEREAS, Borrower, Parent, Guarantors, Administrative Agent, Collateral Agent, and the Lenders are parties to that certain Financing Agreement, dated as of March 31, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the “Financing Agreement”);

WHEREAS, Borrower has requested that the Agents and the Lenders agree to amend the Financing Agreement as set forth herein; and

WHEREAS, subject to the satisfaction of the conditions set forth herein, the Agents and the Lenders are willing to so amend the Financing Agreement pursuant to the terms set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.                                      DEFINITIONS

Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Financing Agreement, as amended hereby.

2.                                      AMENDMENTS TO FINANCING AGREEMENT

(a)                                  The first paragraph of the “Recitals” to the Financing Agreement hereby is amended and restated in its entirety to read as follows:

“The Borrower has asked the Lenders to extend credit to the Borrower consisting of (a) a term loan designated as “Term Loan A” in the aggregate principal amount of $5,958,333.32, (b) a term loan designated as “Term Loan B” in the aggregate principal amount of $4,000,000, and (c) a revolving credit facility in an aggregate amount not to exceed $6,000,000 at any time outstanding.  The proceeds of the term loans and the loans made under the revolving credit facility shall be used to repay existing indebtedness of the Borrower, for general working capital purposes of the Borrower and the Guarantors, and to pay fees and expenses related to this Agreement.  The Lenders are severally, and not jointly, willing to extend such credit to the Borrower subject to the terms and conditions hereinafter set forth.”

(b)                                 Section 1.01 of the Financing Agreement hereby is amended by adding the following defined terms in proper alphabetical order or amending and restating the following definitions in their entirety, as the case may be:

“Commitments” means, with respect to each Lender, such Lender’s Revolving Credit Commitment, Term Loan A Commitment and Term Loan B Commitment.

“First Amendment” means that certain Amendment Number One to Financing Agreement, dated as of October 18, 2004, among Borrower, Parent, Guarantors, Administrative Agent, Collateral Agent and Lenders.

“First Amendment Effective Date” means the date, if ever, that all of the conditions set forth in Section 4 of the First Amendment shall be satisfied (or waived by the Collateral Agent in its sole discretion).

“First Amendment Fee” has the meaning specified in Section 2.06(b) hereof.

“Letter Agreement” means the letter agreement dated as of October 18, 2004, duly executed and delivered by Agent, Lenders, Borrower, the Guarantors, Subco, Solunet Holding Corp., and the agent and lenders under that certain Financing Agreement dated as of March 31, 2004 by and among Subco, the lenders from time to time party thereto, and Ableco, as collateral and administrative agent thereunder.

“Loan” means the Term Loan A, the Term Loan B or any Revolving Loan made by an Agent or a Lender to the Borrower pursuant to Article II hereof.

“Loan Document” means this Agreement, the Bailee Agency Agreement, the Disbursement Agreement, any Guaranty, any Security Agreement, any Pledge Agreement, any Mortgage, any UCC Filing Authorization Letter, the Intercompany Subordination Agreement, the Trademark Security Agreement, the Letter Agreement and any other agreement, instrument, and other document executed and delivered pursuant hereto or thereto or otherwise evidencing or securing any Loan or any other Obligation.

“Obligations” means all present and future indebtedness, obligations, and liabilities of each Loan Party to the Agents and the Lenders, or any of them, under the Loan Documents, whether or not the right of payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured, unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any proceeding referred to in Section 9.01.  Without limiting the generality of the foregoing, the Obligations of each Loan Party under the Loan Documents include (a) the obligation to pay principal, interest (including the Term Loan B PIK Amount), charges, expenses, fees, attorneys’ fees and disbursements, indemnities and other amounts payable by such Person under the Loan Documents (including any portion thereof that accrues after the commencement of an Insolvency Proceeding, whether or not allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding), and (b) the obligation of such Person to reimburse any amount in respect of any of the foregoing that any Agent or any Lender (in its sole discretion) may elect to pay or advance on behalf of such Person.

“Pro Rata Share” means:

(a)                                  with respect to a Lender’s obligation to make Revolving Loans and receive payments of interest, fees, and principal with respect thereto, the percentage obtained by dividing (i) such Lender’s Revolving Credit Commitment, by (ii) the Total Revolving Credit Commitment, provided, that, if the Total Revolving Credit Commitment has been reduced to zero, the numerator shall be the aggregate unpaid principal amount of such Lender’s Revolving Loans (including Collateral Agent Advances) and the denominator shall be the aggregate unpaid principal amount of all Revolving Loans (including Collateral Agent Advances),

(b)                                 with respect to a Lender’s obligation to make the Term Loan A and receive payments of interest, fees, and principal with respect thereto, the percentage obtained by dividing (i) such Lender’s Term Loan A Commitment, by (ii) the Total Term Loan A Commitment, provided that if the Total Term Loan A Commitment has been reduced to zero, the numerator shall be the aggregate unpaid principal amount of such Lender’s portion of the Term Loan A and the denominator shall be the aggregate unpaid principal amount of the Term Loan A,

(c)                                  with respect to a Lender’s obligation to make the Term Loan B and receive payments of interest (including the Term Loan B PIK Amount), fees, and principal with respect thereto, the percentage obtained by dividing (i) such Lender’s Term Loan B Commitment, by (ii) the Total Term Loan B Commitment, provided that if the Total Term Loan B Commitment has been reduced to zero, the numerator shall be the aggregate unpaid principal amount of such Lender’s portion of the Term Loan B (excluding the Term Loan B PIK Amount) and the denominator shall be the aggregate unpaid principal amount of the Term Loan B (excluding the Term Loan B PIK Amount); and

(d)                                 with respect to all other matters (including, without limitation, the indemnification obligations arising under Section 10.05), the percentage obtained by dividing (i) the sum of such Lender’s Revolving Credit Commitment and the unpaid principal amount of such Lender’s portion of the Term Loans (excluding the Term Loan B PIK Amount), by (ii) the sum of the Total Revolving Credit Commitment and the aggregate unpaid principal amount of the Term Loans (excluding the Term Loan B PIK Amount), provided, that, if such Lender’s Revolving Credit Commitment shall have been reduced to zero, such Lender’s Revolving Credit Commitment shall be deemed to be the aggregate unpaid principal amount of such Lender’s Revolving Loans (including Collateral Agent Advances) and if the Total Revolving Credit Commitment shall have been reduced to zero, the Total Revolving Credit Commitment shall be deemed to be the aggregate unpaid principal amount of all Revolving Loans (including Collateral Agent Advances).

“Sealy Subordinated Debt Documents” means the notes, instruments, and other documents entered into by the Loan Parties in connection with the incurrence of the Sealy Subordinated Debt, including the Subordinated Note.

“Subordinated Note” means that certain Second Amended and Restated Secured Senior Subordinated Promissory Note dated as of March 31, 2004 in the principal amount of $17,000,000.00 by Borrower in favor of Subco, as amended by Amendment Number One to Second Amended and Restated Secured Senior Subordinated Promissory Note dated as of June 1, 2004 and as further amended by Amendment Number Two to Second Amended and Restated Secured Senior Subordinated Promissory Note dated as of October 18, 2004.

“Term Loan A” means, collectively, the loans made by the Term Loan A Lenders to the Borrower pursuant to Section 2.01(a)(ii).

“Term Loan A Commitment” means, with respect to each Term Loan A Lender, the commitment of such Term Loan A Lender to make its portion of the Term Loan A to the Borrower in the amount set forth in Schedule C-l hereto, as the same may be terminated or reduced from time to time in accordance with the terms of this Agreement.

“Term Loan A Lender” means a Lender with a Term Loan A Commitment or a Term Loan A.

“Term Loan A Obligations” means any Obligations with respect to the Term Loan A (including without limitation, the principal thereof, the interest thereon, and the fees and expenses specifically related thereto).

“Term Loan B” means, collectively, the loans made by the Term Loan B Lenders to the Borrower on the First Amendment Effective Date pursuant to Section 2.0l(a)(iii).

“Term Loan B Commitment” means, with respect to each Term Loan B Lender, the commitment of such Term Loan B Lender to make its portion of the Term Loan B to the Borrower in the amount set forth in Schedule C-l hereto, as the same may be terminated or reduced from time to time in accordance with the terms of this Agreement.

“Term Loan B Lender” means a Lender with a Term Loan B Commitment or a Term Loan B.

“Term Loan B Obligations” means any Obligations with respect to the Term Loan B (including without limitation, the principal thereof, the interest thereon, and the fees and expenses specifically related thereto).

“Term Loan B PIK Amount” means as of any date of determination the amount of all interest accrued with respect to the Term Loan B that has been paid-in-kind by being added to the principal balance of the Term Loan B in accordance with Section 2.04(c).

“Term Loan Lenders” means, collectively, the Term Loan A Lenders and the Term Loan B Lenders.

“Term Loans” means, collectively, the Term Loan A and the Term Loan B.

“Total Term Loan A Commitment” means $5,958,333.32, which amount is the sum of the amounts of the Lenders’ Term Loan A Commitments.

“Total Term Loan B Commitment” means $4,000,000.00, which amount is the sum of the amounts of the Lenders’ Term Loan B Commitments.

“Total Term Loan Commitment” means the sum of the amounts of the Total Term Loan A Commitment and the Total Term Loan B Commitment.

(c)                                  Section 1.01 of the Financing Agreement hereby is amended by deleting the following defined terms in their entirety:  “Term Loan Commitment” and “Term Loan Obligations”.

(d)                                 Section 2.01(a) of the Financing Agreement hereby is amended by (i) deleting the final occurrence of “and” in clause (i) thereof, (ii) deleting clause (ii) therein in its entirety and replacing it with the following new clause (ii), and (iii) adding the following new clause (iii) thereto:

“(ii)                            each Term Loan A Lender severally agrees to make its portion of the Term Loan A to the Borrower on the Effective Date, in an aggregate principal amount equal to the amount of such Lender’s Term Loan A Commitment; and

(iii)                               each Term Loan B Lender severally agrees to make its portion of the Term Loan B to the Borrower on the First Amendment Effective Date, in an aggregate principal amount equal to the amount of such Lender’s Term Loan B Commitment.”

(e)                                  Section 2.01(b)(ii) of the Financing Agreement hereby is amended and restated in its entirety as follows:

“(ii)                            The aggregate principal amount of the Term Loan A made on the Effective Date shall not exceed the Total Term Loan A Commitment.  The aggregate principal amount of the Term Loan B made on the First Amendment Effective Date shall not exceed the Total Term Loan B Commitment.  Any principal amount of the Term Loans that is repaid or prepaid may not be reborrowed.”

(f)                                    The second sentence of Section 2.02(a) of the Financing Agreement hereby is amended by deleting the words “with respect to the Term Loans, on the Effective Date” and replacing them with the words “with respect to the Term Loan A, on the Effective Date, and with respect to the Term Loan B, on the First Amendment Effective Date.”

(g)                                 Section 2.03(b) of the Financing Agreement hereby is amended and restated in its entirety as follows:

“The outstanding principal of the Term Loan A shall be repayable in twenty-four (24) consecutive monthly installments, on the first day of each month commencing on April 1, 2005, consisting of (i) twelve (12) consecutive monthly installments, each in an amount equal to $35,049.02, followed by (ii) twelve (12) consecutive monthly installments, each in an amount equal to $61,335.78.  The outstanding principal of all Loans, including the Revolving Loans, the Term Loan A and the Term Loan B (inclusive of any Term Loan B PIK Amount), shall be due and payable in full on the Final Maturity Date.”

(h)                                 Section 2.04 of the Financing Agreement hereby is amended and restated in its entirety as follows:

“Section 2.04  Interest

(a)                                  Term Loan A and Revolving Loans.  Except as provided in Section 2.04(d) below, the Term Loan A and any Revolving Loan shall bear interest on the principal amount thereof from time to time outstanding, from the date of the making of the Loans until such principal is repaid, at a rate per annum equal to the Reference Rate plus 4.75 percentage points.

(b)                                 Term Loan B.  Except as provided in Sections 2.04(c) and (d) below, the Term Loan B shall bear interest on the principal amount thereof from time to time outstanding (inclusive of any Term Loan B PIK Amount), from the date of the making of the Term Loan B (or, in the case of any Term Loan B PIK Amount, from the date such Term Loan B PIK Amount is added to the principal balance of the Term Loan B) until such principal is repaid, at a rate per annum equal to 13.00%.

(c)                                  PIK Interest.  In addition to any other interest provided for in this Agreement, the Term Loan B (inclusive of any Term Loan B PIK Amount) shall bear additional interest on the amount thereof outstanding from time to time from the First Amendment Effective Date (or, in the case of any Term Loan B PIK Amount, from the date such Term Loan B PIK Amount is added to the principal balance of the Term Loan B) until such principal is repaid, at a per annum rate of 4.00% to be paid-in-kind (in the absence of an election by Borrower to pay all or part of such interest in cash) by being added to the principal balance of the Term Loan B (inclusive of any Term Loan B PIK Amount theretofore so added); provided, however, that Borrower shall pay in cash the outstanding principal balance of Term Loan B, including the Term Loan B PIK Amount, on the Final Maturity Date pursuant to Section 2.03(b).

(d)                                 Default Interest.  To the extent permitted by law, upon the occurrence and during the continuance of an Event of Default, the principal of, and all accrued and unpaid interest on, all Loans, fees, indemnities, or any other Obligations of the Loan Parties under this Agreement and the other Loan Documents, shall bear interest, from the date such Event of Default occurred until the date such Event of Default is cured or waived in writing in accordance herewith, at a rate per annum equal at all times to the Post-Default Rate.

(e)                                  Interest Payment.  Interest on each Loan (other than interest on the Term Loan B which accrues pursuant to Section 2.04(c)) shall be payable monthly, in arrears, on the first day of each month, commencing on the first day of the month following the month in which such Loan is made and at maturity (whether upon demand, by acceleration or otherwise).  Interest on the Term Loan B which accrues pursuant to Section 2.04(c)

shall be payable monthly, in arrears, on the first day of each month, to be paid-in-kind (in the absence of an election by Borrower to pay all or part of such interest in cash) by being added to the principal balance of the Term Loan B in accordance with Section 2.04(c).  Interest at the Post-Default Rate shall be payable on demand.  The Borrower hereby authorizes the Administrative Agent to, and the Administrative Agent may, from time to time, charge the Loan Account pursuant to Section 4.02 with the amount of any interest payment due hereunder.

(f)                                    General.  All interest shall be computed on the basis of a year of 360 days for the actual number of days, including the first day but excluding the last day, elapsed.”

(i)                                     Section 2.05(a)(ii) of the Financing Agreement hereby is amended and restated in its entirety as follows:

“(ii)                            The Total Term Loan A Commitment shall terminate upon the making of the Term Loan A in the aggregate principal amount of the Total Term A Loan Commitment.  The Total Term Loan B Commitment shall terminate upon the making of the Term Loan B in the aggregate principal amount of the Total Term B Loan Commitment.”

(j)                                     Section 2.05(b)(ii) of the Financing Agreement hereby is amended and restated in its entirety as follows:

“(ii)                            Term Loan A.  The Borrower may, upon at least 5 Business Days prior written notice to the Administrative Agent, prepay without penalty or premium the principal of Term Loan A, in whole or in part.  Each prepayment made pursuant to this Section 2.05(b)(ii) shall be accompanied by the payment of accrued interest to the date of such payment on the amount prepaid.  Each such prepayment shall be applied against the remaining installments of principal due on the Term Loan A in the inverse order of maturity.”

(k)                                  Section 2.05 of the Financing Agreement hereby is amended by adding the following new Section 2.05(b)(iii) immediately after Section 2.05(b)(ii) as follows:

“(iii)                         Term Loan B.  The Borrower may, upon at least 5 Business Days prior written notice to the Administrative Agent, prepay without penalty or premium the principal of Term Loan B, in whole or in part, so long as the Revolving Loan Obligations have been paid in full and the Revolving Credit Commitment has been terminated, the Term Loan A Obligations have been paid in full, and the obligations under the Subordinated Note up to the Outstanding Designated Loan Amount (as defined therein) have been paid in full.  Each prepayment made pursuant to this Section 2.05(b)(iii) shall be accompanied by the payment of accrued and unpaid interest that is required to be paid in cash to the date of such payment on the amount prepaid.”

(l)                                     Section 2.05(c)(iv) of the Financing Agreement hereby is amended by deleting the words “(as in effect on the Effective Date)” and replacing them with the words “(as in effect on the First Amendment Effective Date).”

(m)                               Section 2.05(c)(v) of the Financing Agreement hereby is amended by deleting the words “(as in effect on the Effective Date)” and replacing them with the words “(as in effect on the First Amendment Effective Date).”

(n)                                 Section 2.05(c)(vi) of the Financing Agreement hereby is amended by deleting the words “(as in effect on the Effective Date)” and replacing them with the words “(as in effect on the First Amendment Effective Date).”

(o)                                 Section 2.05(d)(i) of the Financing Agreement hereby is amended and restated in its entirety as follows:

“Each prepayment of the Loans made pursuant to subsections (c)(iv), (c)(v), and (c)(vi) above shall be applied, first, to the Term Loan A until paid in full, second, to the Revolving Loans until paid in full, third, as a payment to Subco on behalf of Borrower, ratably to pay the Sealy Subordinated Debt under Subordinated Note up to the Outstanding Designated Loan Amount (as defined in the Subordinated Note) until paid in full in accordance with its terms, fourth, to the Term Loan B until paid in full, and fifth as a payment to Subco, ratably to pay the remaining Sealy Subordinated Debt under Subordinated Note until paid in full in accordance with its terms; provided, that any prepayment of the Loans pursuant to subsection (c)(vi) from Extraordinary Receipts on account of proceeds of insurance or casualty proceeds, to the extent that such Extraordinary Receipts relate to Eligible Inventory, shall be applied first to the Revolving Loans until paid in full, second to the Term Loan A until paid in full, third, as a payment to Subco on behalf of Borrower, ratably to pay the Sealy Subordinated Debt under Subordinated Note up to the Outstanding Designated Loan Amount (as defined in the Subordinated Note) in accordance with its terms, fourth, to the Term Loan B until paid in full, and fifth as a payment to Subco, ratably to pay the remaining Sealy Subordinated Debt under Subordinated Note until paid in full in accordance with its terms.  Each such prepayment of the Term Loan A shall be applied against the remaining installments of principal of the Term Loan A in the inverse order of their maturity.  Each prepayment of the Revolving Loans pursuant to the foregoing application of payments provision (other than pursuant to the proviso set forth in the first sentence of this subsection (d)(i)) shall also reduce the Total Revolving Credit Commitment by an equivalent amount and a reserve shall be imposed against the Borrowing Base in an equivalent amount.”

(p)                                 Section 2.05(e) of the Financing Agreement hereby is amended and restated in its entirety as follows:

“(e)                            Interest and Fees.  Any prepayment made pursuant to this Section 2.05 shall be accompanied by accrued and unpaid interest that is required to be paid in cash on the principal amount being prepaid to the date upon which such prepayment is credited to Borrower’s account pursuant to Section 4.02.”

(q)                                 Section 2.06(b) of the Financing Agreement hereby is amended and restated in its entirety as follows:

“(b)                           First Amendment Fee.  On or prior to the First Amendment Effective Date, the Borrower shall pay to the Administrative Agent solely for its own account and not for the account of any Lender, a non-refundable amendment fee (the “First Amendment Fee”) equal to $40,000.

(r)                                    Section 2.06(d) of the Financing Agreement hereby is amended and restated in its entirety as follows:

“Anniversary Fee.  The Borrower shall pay to the Administrative Agent for the ratable benefit solely of the Revolving Loan Lenders and the Term Loan A Lenders (but not any other Lender) in accordance with their Pro Rata Shares with respect to the Revolving Credit Commitments and the Term Loan A, a non-refundable anniversary fee (the “Anniversary Fee”) equal to $163,854.16, which shall be fully earned on the Effective Date and payable on each anniversary of the Effective Date occurring prior to the date on which all Obligations are paid in full in cash and all Commitments have been terminated.”

(s)                                  Section 4.04(b) of the Financing Agreement hereby is amended and restated in its entirety as follows:

“After the occurrence and during the continuance of an Event of Default, the Administrative Agent may, and upon the direction of the Required Lenders shall, apply all payments in respect of any Obligations and all proceeds of the Collateral, subject to the provisions of this Agreement, (i) first, ratably to pay the Obligations in respect of any fees, expense reimbursements, indemnities and other amounts then due to the Agents until paid in full; (ii) second, ratably to pay any fees and indemnities then due to the Revolving Loan Lenders until paid in full; (iii) third, ratably to pay interest due in respect of the Revolving Loans and Collateral Agent Advances until paid in full; (iv) fourth, ratably to pay principal of the Revolving Loans and Collateral Agent Advances until paid in full; (v) fifth, ratably to pay any fees and indemnities then due to the Term Loan A Lenders until paid in full; (vi) sixth, ratably to pay interest due in respect of the Term Loan A until paid in full; (vii) seventh, ratably to pay principal of the Term Loan A until paid in full, (viii) eighth, as a payment to Subco on behalf of Borrower, ratably to pay the Sealy Subordinated Debt under Subordinated Note up to the Outstanding Designated Loan Amount (as defined in the Subordinated Note) until paid in full in accordance with its terms, (ix) ninth, ratably to pay any fees and indemnities then due to the Term Loan B Lenders until paid in full; (x) tenth, ratably to pay interest due in respect of the Term Loan B until paid in full; (xi) eleventh, ratably to pay principal (inclusive of any Term Loan PIK Amount) of the Term Loan B until paid in full, (xii) twelfth, to the ratable payment of all other Obligations then due and payable, and (xiii) thirteenth, as payment to Subco, ratably to pay the remaining Sealy Subordinated Debt under Subordinated Note until paid in full in accordance with its terms.

(t)                                    Section 6.01(t) of the Financing Agreement hereby is amended and restated in its entirety as follows:

“(t)                              Use of Proceeds.  The proceeds of the Loans shall be used (a) in the case of the Term Loan A and the initial Revolving Loans, to refinance the Existing Debt, (b) to pay fees and expenses in connection with the transactions contemplated hereby, and (c) to fund working capital of the Borrower and the Guarantors.”

(u)                                 Schedule C-l of the Financing Agreement hereby is replaced in its entirety with Schedule C-l attached hereto and incorporated herein by this reference.

3.                                      REPRESENTATIONS AND WARRANTIES.  Each Loan Party hereby represents and warrants to each Agent and each Lender as follows:

(a)                                  It has the requisite power and authority to execute and deliver this Amendment and to perform its obligations hereunder and under the Loan Documents to which it is a party.  The execution, delivery, and performance by it of this Amendment and the performance by it of each Loan Document to which it is a party (i) have been duly approved by all necessary action and no other proceedings are necessary to consummate such transactions; and (ii) are not in contravention of (A) any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court or governmental authority binding on it, (B) the terms of its organizational documents, or (C) any provision of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected;

(b)                                 This Amendment has been duly executed and delivered by each Loan Party.  This Amendment and each Loan Document is the legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms, and is in full force and effect except as such validity and enforceability is limited by the laws of insolvency and bankruptcy, laws affecting creditors’ rights and principles of equity applicable hereto;

(c)                                  No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein has been issued and remains in force by any Governmental Authority against any Loan Party, either Agent or any Lender;

(d)                                 No Default or Event of Default has occurred and is continuing on the date hereof or as of the date of the effectiveness of this Amendment; and

(e)                                  The representations and warranties in the Financing Agreement and the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date).

4.                                      CONDITIONS PRECEDENT TO AMENDMENT

The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof:

(a)                                  Collateral Agent shall have received this Amendment, duly executed and delivered by the parties hereto, and the same shall be in full force and effect.

(b)                                 Collateral Agent shall have received the letter agreement dated of even date herewith, duly executed and delivered by Agent, Lenders, Borrower, the Guarantors, Subco, Solunet Holding Corp. and the agent and lenders under that certain Financing Agreement dated as of March 31, 2004 by and among Subco, the lenders from time to time party thereto, and Ableco, as collateral and administrative agent thereunder, and the same shall be in full force and effect.

(c)                                  Collateral Agent shall have received that certain Amendment Number One to Financing Agreement, dated of even date herewith, duly executed and delivered by Subco, the lenders from time to time party thereto, and Ableco, as collateral and administrative agent thereunder, and the same shall be in full force and effect.

(d)                                 Collateral Agent shall have received Amendment Number Two to the Subordinated Note, in form and substance satisfactory to Agents, duly executed and delivered by the Borrower and Subco, and the same shall be in full force and effect.

(e)                                  Collateral Agent shall have received that certain participation agreement dated as of October 18, 2004, duly executed and delivered by Ableco and SCSF Mattress Firm II, LLC, a Delaware limited liability company, and the same shall be in full force and effect.

(f)                                    Collateral Agent shall have received a copy of the unanimous written consent of the board of directors or board of managers (as applicable) of each Loan Party, certified as of the First Amendment Effective Date by an Authorized Officer thereof, (A) authorizing the borrowings hereunder and the transactions contemplated by this Amendment, (B) authorizing the execution, delivery and performance by such Loan Party of this Amendment and the execution and delivery of the other documents to be delivered by such Loan Party in connection herewith.

(g)                                 No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against any Loan Party, either Agent, or any Lender.

5.                                      GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

6.                                      ENTIRE AMENDMENT; EFFECT OF AMENDMENT.  This Amendment, and the terms and provisions hereof, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersedes any and all prior or contemporaneous amendments relating to the subject matter hereof.  Except for the amendments to the Financing Agreement expressly set forth in Section 2 hereof or in the Letter Agreement, the Financing Agreement and other Loan Documents shall remain unchanged and in full force and effect.  To the extent any terms or provisions of this Amendment conflict with those of the Financing Agreement or other Loan Documents, the terms and provisions of this Amendment shall control.  This Amendment is a Loan Document.  The amendments set forth herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Financing Agreement or the other Loan Documents, and shall not operate as a consent to or waiver of any further or other matter, under the Loan Documents.

7.                                      COUNTERPARTS; TELECOPY EXECUTION.  This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.  Delivery of an executed counterpart of this Amendment by telecopy shall be equally as effective as delivery of an original executed counterpart of this Amendment.  Any party delivering an executed counterpart of this Amendment by telecopy also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

8.                                      MISCELLANEOUS.

(a)                                  Upon the effectiveness of this Amendment, each reference in the Financing Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Financing Agreement shall mean and refer to the Financing Agreement as amended by this Amendment.

(b)                                 Upon the effectiveness of this Amendment, each reference in the Loan Documents to the “Financing Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Financing Agreement shall mean and refer to the Financing Agreement as amended by this Amendment.

(c)                                  The Agents and the Lenders hereby reserve all remedies, powers, rights, and privileges that the Agents and the Lenders may have under the Financing Agreement or the other

Loan Documents, at law (including under the Code), in equity, or otherwise; and (b) all terms, conditions, and provisions of the Financing Agreement and the other Loan Documents are and shall remain in full force and effect and, except as expressly provided herein, nothing herein shall operate as a consent to or a waiver, amendment, or forbearance in respect of any matter (including any Event of Default whether presently existing or subsequently occurring) or any other right, power, or remedy of the Agents or the Lenders under the Financing Agreement and the other Loan Documents.  No delay on the part of the Agents and the Lenders in the exercise of any remedy, power, right or privilege shall impair such remedy, power, right, or privilege or be construed to be a waiver of any default, nor shall any partial exercise of any such remedy, power, right or privilege preclude further exercise thereof or of any other remedy, power, right or privilege.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first written above.

BORROWER

MATTRESS FIRM, INC.,
a Delaware corporation

By:	/s/ Jim R. Black
Name:	Jim R. Black
Title:	CFO

[SIGNATURE PAGE TO AMENDMENT NUMBER ONE
TO FINANCING AGREEMENT (MFI)]

GUARANTORS:

MATTRESS HOLDING CORP.,
a Delaware corporation

By:	/s/ Jim R. Black
	Name:	Jim R. Black
	Title:	Treasurer & Secretary

MATTRESS FIRM INVESTMENT
MANAGEMENT, INC.,
an Arizona corporation

By:	/s/ Marc J. Leder
	Name:	Marc J. Leder
	Title:	Director

FESTRO, INC.,
a Texas corporation

By:	/s/ Jim R. Black
	Name:	Jim R. Black
	Title:	Treasurer & Secretary

TEAMEXCEL MANAGEMENT COMPANY,
a Texas corporation

By:	/s/ Jim R. Black
	Name:	Jim R. Black
	Title:	Treasurer & Secretary

[SIGNATURE PAGE TO AMENDMENT NUMBER ONE
TO FINANCING AGREEMENT (MFI)]

MATTRESS FIRM OPERATING, LTD.,
a Texas limited partnership

By: Festro, Inc., its general partner

By:	/s/ Jim R. Black
	Name:	Jim R. Black
	Title:	Treasurer & Secretary

MATTRESS VENTURE INVESTMENT
MANAGEMENT, LLC,
an Arizona limited liability company

By:	/s/ Marc J. Leder
	Name:	Marc J. Leder
	Title:	Director

FESTRO II, LLC,
a Texas limited liability company

By:	/s/ Jim R. Black
	Name:	Jim R. Black
	Title:	Treasurer & Secretary

THE MATTRESS VENTURE, L.P.,
a Texas limited partnership

By: Festro II, LLC, its general partner

By:	/s/ Jim R. Black
	Name:	Jim R. Black
	Title:	Treasurer & Secretary

[SIGNATURE PAGE TO AMENDMENT NUMBER ONE
TO FINANCING AGREEMENT (MFI)]

COLLATERAL AGENT AND
ADMINISTRATIVE AGENT:

ABLECO FINANCE LLC,
a Delaware limited liability company

By:	/s/ Daniel Wolf
Name: Daniel Wolf
Title: SVP

LENDERS:

ABLECO FINANCE LLC,
a Delaware limited liability company,
on behalf of itself and its affiliate assigns

By:	/s/ Daniel Wolf
Name: Daniel Wolf
Title: SVP

[SIGNATURE PAGE TO AMENDMENT NUMBER ONE
TO FINANCING AGREEMENT (MFI)]

SCHEDULE C-1

Lenders and Lenders’ Commitments

LENDER	REVOLVING CREDIT COMMITMENT	TERM LOAN A COMMITMENT	TERM LOAN B COMMITMENT	TOTAL COMMITMENT
Ableco Finance LLC and its affiliate assigns	$6,000,000	$5,958,333.32	$4,000,000	$15,958,333.32
All Lenders	$6,000,000	$5,958,333.32	$4,000,000	$15,958,333.32